<COVER>


            SECURITIES AND EXCHANGE COMMISSION
                  Washington, D.C. 20549



                         FORM 8-K

     Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  March 31, 1998


                 Union Pacific Corporation
  (Exact Name of Registrant as Specified in its Charter)


                Utah                      1-6075              13-2626465
     (State or Other Jurisdiction      (Commission         (I.R.S. Employer
                  of Incorporation)      File Number)     Identification No.)


     1717 Main Street, Suite 5900, Dallas, Texas                 75201
      (Address of Principal Executive Offices)                 (Zip Code)


Registrant's telephone number, including area code:    (214) 743-5600


                            N/A
Former Name or Former Address, if Changed Since Last Report

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Item 5.   Other Events.

     Attached as Exhibits are: (i) the Press Release issued by the Surface Transportation Board of the U.S. Department of Transportation (the "STB") on March 31, 1998, regarding the commencement of a proceeding under its continuing oversight jurisdiction of the Union Pacific/Southern Pacific rail merger (the "UP/SP Merger") to consider proposals for new remedial conditions to the UP/SP Merger as they pertain to service in the Houston, Texas/Gulf Coast area (the "Remedial Conditions Proceeding"), which is incorporated herein by reference; and
(ii) the Press Release issued by Union Pacific Railroad Company ("UPRR"), the principal operating subsidiary of Union Pacific Corporation, on March 31, 1998, regarding the STB's announcement concerning the Remedial Conditions Proceeding, which is incorporated herein by reference.

Item 7.   Financial Statements and Exhibits.

       (c)     Exhibits.

            99.1 Press Release dated March 31, 1998 issued by the STB regarding the commencement of the Remedial Conditions Proceeding under its continuing oversight jurisdiction of the UP/SP Merger.

            99.2    Press Release dated March 31, 1998 issued by
                    UPRR regarding the STB's announcement
                    concerning the Remedial Conditions Proceeding.

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                            SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Union Pacific Corporation has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 31, 1998


                              UNION PACIFIC CORPORATION


                              By:/s/ Joseph E. O'Connor, Jr.
                                 ---------------------------
                                     Joseph E. O'Connor, Jr.
                                     Vice President and Controller


<EXHIBIT INDEX>


                           EXHIBIT INDEX

  Exhibit   Description

     99.1 Press Release dated March 31, 1998 issued by the STB regarding the commencement of the Remedial Conditions
            Proceeding under its continuing oversight jurisdiction of the UP/SP Merger.

     99.2 Press Release dated March 31, 1998 issued by UPRR regarding the STB's announcement concerning the Remedial Conditions Proceeding.